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                                                                    EXHIBIT 99.2


                       CERTIFICATE OF OWNERSHIP AND MERGER

                                     MERGING

                                   BELO CORP.

                                  WITH AND INTO

                             A. H. BELO CORPORATION

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                         Pursuant to Section 253 of the
               General Corporation of Law of the State of Delaware

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         A. H. Belo Corporation, a Delaware corporation (the "Company"), does hereby certify to the following facts relating to the merger (the "Merger") of Belo Corp., a Delaware corporation (the "Subsidiary"), with and into the Company, with the Company remaining as the surviving corporation:

         FIRST: The Company is incorporated pursuant to the General Corporation Law of the State of Delaware (the "DGCL"). The Subsidiary is incorporated pursuant to the DGCL.

         SECOND: The Company owns all of the outstanding shares of each class of capital stock of the Subsidiary.

         THIRD: The Board of Directors of the Company, by the following resolutions duly adopted on September 29, 2000, determined to merge the Subsidiary with and into the Company pursuant to Section 253 of the DGCL:

         Approval of Name Change Merger

                  RESOLVED, that the Board of Directors of the Company deems it advisable to change the Company's name from "A. H. Belo Corporation" to "Belo Corp." by merging Belo Corp., a Delaware corporation wholly owned by the Company ("Subsidiary"), with and into the Company pursuant to
         Section 253 of

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         the General Corporation Law of the State of Delaware (the "Merger") and
         hereby authorizes and approves the Merger in all respects;

                  FURTHER RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each outstanding share of capital stock of the Company (of any class or series) shall remain outstanding and in all respects shall be unaffected, held by the person who was the holder of such share immediately prior to the Merger, and such holders shall not receive cash, new stock, securities or any other form of consideration as a result of the Merger;

                  FURTHER RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of capital stock of the Subsidiary shall be canceled and no consideration shall be issued in respect thereof;

                  FURTHER RESOLVED, that pursuant to, and at the effective time of, the Merger, the name of the Company shall be changed to "Belo Corp." by deleting ARTICLE ONE of the Certificate of Incorporation, as amended, of the Company and inserting in lieu thereof a new ARTICLE ONE to read as follows:

                                   ARTICLE ONE

                    The name of the corporation is Belo Corp.

         FOURTH: The Company shall be the surviving corporation of the Merger. The name of the surviving corporation shall be amended in the Merger to be "Belo Corp."

         FIFTH: The certificate of incorporation, as amended, of the Company as in effect immediately prior to the effective time of the Merger shall be amended by deleting Article One and inserting in lieu thereof a new Article One to read "The name of the corporation is Belo Corp." and, as so further amended, shall be the certificate of incorporation of the surviving corporation.

         SIXTH: The effective time of the Merger shall be 11:59 p.m., Delaware time, on December 31, 2000.


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         IN WITNESS WHEREOF, the Company has caused this Certificate of
Ownership and Merger to be executed by its duly authorized officer this 20th day of December, 2000.

                                       A. H. BELO CORPORATION,
                                       a Delaware corporation



                                       By: /s/ GUY KERR
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                                           Guy Kerr
                                           Senior Vice President/General Counsel
                                             and Secretary


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